UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55288	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Research Drive, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 489-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Information

Default Judgment

As reported in the Form 8-K Current Report filed by Ubiquity Inc., a Nevada corporation (the “Company”), on August 10, 2017, the $7.7 million default judgment previously entered on October 28, 2016 in the matter entitled Gerald D.W. North v. Ubiquity, Inc., et al, Case Number 16 C 5698, in the United Stated District Court of the Northern District of Illinois (the “Illinois District Court”), was vacated, and the case dismissed for lack of personal jurisdiction over the Company. On August 9, 2017, the plaintiff filed a notice of appeal of the judgment of the Illinois District Court. The Company will oppose the appeal and believes that, upon appeal, the decision of the Illinois District Court will be upheld.

Pending Administrative Hearing and Revocation of Registration Under Section 12 of the Exchange Act.

As disclosed on August 10, 2017 in its Form 8-K, the Securities and Exchange Commission (“SEC”) and the Company jointly submitted a signed settlement offer to the SEC that would provide that pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the registration of the Company’s common stock and any other class of its securities registered pursuant to Section 12 of the Exchange Act will be revoked. On August 22, 2017, the SEC approved the settlement proposal, as a result of which, the registration of the Company’s common stock and any other class of its securities registered pursuant to Section 12 of the Exchange Act was revoked, effective as of August 22, 2017. As a result of such revocation, no member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, the Company’s common stock or other securities.

Notwithstanding the revocation of its registration under the Exchange Act, the Company believes that such revocation will not permanently bar the Company from registering in the future its common stock or other securities under Section 12 of the Exchange Act. In such connection, once the Company is able to obtain its audited financial statements for the fiscal year ended December 31, 2016 and prepares all required interim financial statements required in 2017, it intends to seek to re-register its common stock and other applicable securities under Section 12 of the Exchange Act by filing a Form 10 registration statement which shall be subject to review and comment by the Division of Corporate Finance of the SEC. The company believes this was the best course of action as it is in the process of its restructuring plan.

There can be no assurance that the Company will be able to file a Form 10 registration statement with the SEC; that such registration statement will be declared effective by the SEC; that the Company’s common stock will again be registered under Section 12 of the Exchange Act; or that the Company’s common stock or other securities will every be listed and trade on a national securities exchange.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2017
UBIQUITY, INC.

	By:	/s/ Brenden Garrison
Brenden Garrison,
Chief Financial Officer

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